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                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June 13, 2003, by and among (i) VI ACQUISITION CORP., a Delaware corporation (the "Company"), (ii) WIND POINT PARTNERS IV, L.P., WIND POINT PARTNERS V, L.P. and WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P., each of which is a Delaware limited partnership, and WIND POINT ASSOCIATES IV, LLC, a Delaware limited liability company (collectively, "WPP"), (iii) MID OAKS INVESTMENTS, LLC, a Delaware limited liability company ("Mid Oaks"), (iv) A.G. EDWARDS PRIVATE EQUITY PARTNERS QP II, L.P. and A.G. EDWARDS PRIVATE EQUITY PARTNERS II, L.P., each of which is a Delaware limited partnership (collectively, "AGE"), (v) DEBRA KOENIG ("Koenig"), (vi) WALTER VAN BENTHUYSEN ("van Benthuysen," and together with WPP, Mid Oaks, AGE, Koenig, and any additional Stockholder (as defined below) that WPP deems an Investor pursuant to Section 10(f) hereof, the "Investors"), (vii) the Executives identified on the signature pages to this Agreement (such persons, together with any other executive employee of the Company who, at any time, acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement, individually, an "Executive" and collectively the "Executives"), (viii) each of the entities set forth on Exhibit A attached hereto and each permitted transferee thereof who executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement, as the "Warrant Security Holders", and
(ix) each other Person who, at any time, acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (collectively, the "Other Stockholders"). The Investors, the Executives, the initial Warrant Security Holders and the Other Stockholders are collectively referred to herein as the "Stockholders" and individually as a "Stockholder."

      The Company, the Investors and the Executives are parties to a Stock Purchase Agreement dated as of June 13, 2003 (the "Stock Purchase Agreement"), and the Company, its subsidiary and the initial Warrant Security Holders are parties to an Investment Agreement dated as of June 13, 2003 (the "Investment Agreement" and, together with the Stock Purchase Agreement, the "Purchase Agreements"). In order to induce the Investors and the Executives to enter into the Stock Purchase Agreement and the initial Warrant Security Holders to enter into the Investment Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closings under the Purchase Agreements. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the respective meanings set forth in Section 9 hereof.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. Demand Registrations.

      (a) Requests for Registration. Subject to the terms of this Agreement, (i) the holders of a majority of the Investor Registrable Securities may, at any time, request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or

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S-3 or any similar short-form registration ("Short-Form Registrations"), and
(ii) the holders of a majority of the Warrant Registrable Securities may, 180 days after any Qualified Public Offering (provided that if such Qualified Public Offering is the Company's initial Public Offering, the following demand registration rights shall not require an underwritten offering conducted prior to the first anniversary of the closing of such initial public offering), request up to two (2) Short-Form Registrations or, if Short-Form Registration is not available, such registrations shall be Long-Form Registrations (any such registration pursuant to this Section 1, a "Demand Registration"). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice by such other holders of Registrable Securities, subject to
Section 1(d) hereof.

      (b) Long-Form Registrations.

      (i) The holders of Investor Registrable Securities shall be entitled to request (A) two (2) Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations") and (B) an unlimited number of Long-Form Registrations in which the holders of Investor Registrable Securities register and sell Registrable Securities with an aggregate price paid by the public of at least $500,000 and in which the holders of Registrable Securities shall pay their share of the Registration Expenses as set forth in Section 5 hereof. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and no Company-paid Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least ninety percent (90%) of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective, and further provided that if the Company pays for such registration, it shall count as one of the permitted Company-paid Long-Form Registrations for the Investors.

      (ii) If the holders of Warrant Registrable Securities request a Long-Form Registration pursuant to the provisions of Section 1(a)(ii) hereof, the Company shall pay all Registration Expenses ("Company-paid Warrant Long-Form Registrations"). Such a Demand Registration shall not count as one of the permitted Company-paid Long Form Registrations for the Warrant Security Holders until it has become effective, and no Demand Registration shall count as one of the permitted Company-paid Long-Form Registrations for the Warrant Security Holders unless the holders of Warrant Registrable Securities are able to register and sell at least ninety percent (90%) of the Warrant Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective, and further provided that if the Company pays for such registration, it shall count as one of the permitted Company-paid Long-Form Registrations for the Warrant Security Holders.

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      (c) Short-Form Registrations.

      (i) In addition to the Long-Form Registrations provided pursuant to
Section 1(b), the holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

      (ii) If the Warrant Security Holders request a Short-Form Registration pursuant to the provisions of Section 1(a)(ii) hereof, the Company shall pay all Registration Expenses ("Company-paid Short-Form Registrations"). Such a registration shall not count as one of the permitted Short-Form Registrations for the Warrant Security Holders until it has become effective, and no Company-paid Short-Form Registration shall count as one of the permitted Short-Form Registrations for Warrant Registrable Securities unless the holders of Warrant Registrable Securities are able to register and sell at least ninety percent (90%) of the Warrant Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Short-Form Registration whether or not it has become effective, and further provided that if the Company pays for such registration, it shall count as one of the permitted Company-paid Short-Form Registrations for the Warrant Security Holders.

      (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, without adversely affecting the marketability or valuation of the offering, the Company shall include in such registration (i) first, the Registrable Securities of the holders exercising one of their Demand Registration Rights and the number of Investor Registrable Securities not subject to an exercised Demand Registration Right requested to be included in such registration, (ii) second, the number of Warrant Registrable Securities not subject to an exercised Demand Registration Right requested to be included in such registration which, in the opinion of such underwriters can be sold without adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, (iii) third, the number of Executive Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold without adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, (iv) fourth, the number of Other Stockholder Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold without adverse effect, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder and (v) fifth, securities other than Registrable Securities requested to be included in such registration which in the opinion of such

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underwriters can be sold without adverse effect, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in Section 5 hereof., unless the Company and the holders of a majority of the Registrable Securities included in such registration consent to the Company's payment of such Registration Expenses.

      (e) Restrictions on Long-Form Registrations. The Company shall not be obligated to effect any Long-Form Registration within one hundred eighty (180) days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities included in the number requested to be included. The Company may postpone for up to one hundred eighty (180) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company agrees that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided, that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

      (f) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company, which approval shall not unreasonably be withheld or delayed.

      (g) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities; provided, however, that to the extent that such rights are granted other than pursuant to Section 10(f) and provide for priority on Demand Registrations or priority on Piggyback Registrations ahead of the rights of the Warrant Security Holders set forth in Section 1(d) and Sections 2(b) and 2(c), respectively, no such rights shall be granted without the prior written consent of the holders of a majority of the Warrant Registrable Securities, not to be unreasonably withheld.

      2. Piggyback Registrations.

      (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration hereunder) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other

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than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and subject to the priorities set forth in Sections 2(b) and 2(c) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice by such holders of Registrable Securities. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not such registration is consummated.

      (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Investor Registrable Securities and Warrant Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iv) fourth, Other Stockholder Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder and (v) fifth, securities other than Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold without adverse effect, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

      (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than a Demand Registration requested by the holders of Investor Registrable Securities pursuant to Section 1 of this Agreement), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration pursuant to Demand Registrations, (ii) second, the Investor Registrable Securities and Warrant Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iv) fourth, Other Stockholder Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder and (v) fifth, securities other than Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold without adverse effect, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

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      (d) Selection of Underwriters. In connection with any underwritten
Piggyback Registration the Company shall have the right to select the managing underwriters subject to the approval of the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld or delayed.

      (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days has elapsed from the effective date of such previous registration.

      3. Holdback Agreements.

      (a) Subject to the terms of Section 3(b), each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the subsequent one hundred eighty (180) day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except sales or distributions made as part of such underwritten registration), unless the underwriters managing the Public Offering otherwise agree.

      (b) Anything contained in this Agreement, including without limitation
Section 3(a), to the contrary notwithstanding, nothing herein contained shall be deemed or construed to require any holder which owns securities of the Company acquired other than by reason of the holding of any Registrable Securities or the exercise thereof, in whole or in part, to withhold such securities from sale during any such period of time.

      (c) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the subsequent one hundred eighty (180) day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the Public Offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a Public Offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule
144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the Public Offering otherwise agree.

      4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in

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accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

      (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities and to a single counsel selected by the holders of a majority of the Warrant Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

      (b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

      (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

      (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

      (e) promptly notify each seller in writing of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall promptly prepare a supplement or amendment to such prospectus and file it with the Commission so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

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      (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

      (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

      (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

      (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

      (l) advise each seller of such Registrable Securities, promptly after it shall receive or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, and promptly use its best efforts to prevent the issuance of any stop order or obtain the withdrawal of such order if such stop order should be issued;

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      (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

      (n) at least forty eight (48) hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Securities and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Securities being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to comply with any applicable federal or state law and such filing will not violate applicable laws;

      (o) at the request of any seller of such Registrable Securities in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; (ii) a cold comfort letter or letters from the independent certified public accountants of the Company addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such underwriters and sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act; and (iii) officers or employees for participation in the "road shows" for such underwritten offering;

      5. Registration Expenses.

      (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company unless otherwise specifically provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system, if the Company's securities are then Nasdaq-listed.

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      (b) In connection with each (i) Demand Registration and each Piggyback
Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, and (ii) Demand Registration by the holders of the Warrant Registrable Securities, the Company shall reimburse the holders of Warrant Registrable Securities included in such registration for the reasonable fees and disbursements, not exceeding $20,000 for each registration, of one counsel chosen by the holders of a majority of the Warrant Registrable Securities included in such registration, each such counsel to be subject to the approval of the Company, which approval shall not unreasonably be withheld or delayed.

      (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses, including without limitation all underwriting discounts and commissions, allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

      6. Indemnification.

      (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, each holder's officers, directors, members, employees and partners and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses ("Losses") caused by, or in any way relating to or arising out of, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any other document incident thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated pursuant to any federal, state or common law rule or regulation including, without limitation, the Securities Act, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse such holder and each such director, officer, employee, partner, member and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers, directors, members, employees and partners and each Person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. The payments required by this Section 6(a) will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

      (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

      (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

      (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses to which such indemnified party would be otherwise entitled under Section 6, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall any Stockholder be required to contribute an amount greater than the dollar amount of the net proceeds received by such Stockholder with respect to the sale of any Registrable Securities.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The contribution provided for in this Section 6(d) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

      (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, member, employee, partner or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

      7. Compliance with Rule 144 and Rule 145. In the event that the Company
(a) registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 and 145 of the Commission, the Company will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 and 145, as such rules may be amended from time to time, (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144 and Rule 145, (iii) use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, as such rule may be amended from time to time, at all times, (iv) use commercially reasonable efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and (v) take any further reasonable action reasonably requested by a Holder to enable such Holder to sell its Registrable Securities without registration under Rule 144, as such rule may be amended from time to time.

      8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder's ownership and title to the Registrable Securities, such holder's intended method of distribution, and such other representations and warranties are commonly given by selling shareholders in underwritten offerings) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto; except as otherwise provided in Section 6 hereof; (iii) provides all customary information reasonably requested by the Company or underwriter in connection with such registration, including copies of customary documents, instruments and agreements; and (iv) complies with all applicable federal and state securities laws in connection with such registration.

      9. Definitions.

      (a) "Commission" means the Securities and Exchange Commission.

      (b) "Common Stock" means the Company's Common Stock, par value $0.0001 per share.

      (c) "Executive Registrable Securities" means any shares of Common Stock held as of the date hereof, or acquired hereafter from the Company, by the Executives pursuant to the Stock Purchase Agreement or otherwise. As to any particular Executive Registrable Securities, such securities shall cease to be Executive Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Acts or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

      (d) "Investor Registrable Securities" means (i) any Common Stock issued to the Investors pursuant to the Stock Purchase Agreement (whether issued before or after the date hereof) and held by the Investors or their assignees and not transferred to employees of the Company or its subsidiaries, (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii), inclusive, above. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Investor Registrable Securities whenever such Person has the right to acquire such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

      (e) "Other Stockholder Registrable Securities" means any shares of Common Stock held as of the date hereof, or acquired hereafter from the Company, by the Other Stockholders. As to any particular Other Stockholder Registrable Securities, such securities shall cease to be Other Stockholder Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Other Stockholder Registrable Securities whenever such Person has the right to acquire such Other Stockholder Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

      (f) "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      (g) "Public Offering" means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

      (h) "Qualified Public Offering" means the first Public Offering in which the gross proceeds received by the Company are $30,000,000 or more.

      (i) "Registrable Securities" means Investor Registrable Securities, Executive Registrable Securities, Warrant Registrable Securities and Other Stockholder Registrable Securities.

      (j) "Securities Act" means the Securities Act of 1933, as amended from time to time.

      (k) "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (l) "Warrant Registrable Securities" means (i) any Common Stock issued to the Warrant Security Holders pursuant to the exercise of the Warrants issued pursuant to the Investment Agreement (whether issued before or after the date hereof) and held by the Warrant Security Holders or their assignees, (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above. As to any particular Warrant Registrable Securities, such securities shall cease to be Warrant Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Warrant Registrable Securities whenever such Person has the right to acquire such Warrant Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

      (m) "Warrant Security Holders" means all holders of (a) Warrants and/or
(b) any Warrant Shares (as defined in the respective Warrants).

      10. Miscellaneous.

      (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

      (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability or valuation of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

      (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

      (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities; provided that (i) no such amendment or action which adversely and disproportionately affects a holder of Registrable Securities differently vis-a-vis the other holders of Registrable Securities shall be effective against such holder of Registrable Securities without the prior written consent of such holder, and (ii) no amendment which adversely affects a holder of Warrant Registrable Securities shall be made without the consent of a majority of the Warrant Registrable Securities (calculated, for this purpose, to include any Warrant Registrable Securities issuable upon exercise of outstanding Warrants) to the following sections: 1(a), 1(b)(ii), 1(c)(ii), 1(d), 2(c), 5(a), 5(b)(ii), 6 and this Section 10(d).

      (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not and the rights and obligations of the Investors under this Agreement and the agreements contemplated hereby may be assigned by the Investors at any time, in whole or in part, to any investment fund managed by Wind Point Advisors LLC, its members or any successor thereto and to any Permitted Transferee (as defined in the Stockholders Agreement of the Company dated as of the date hereof). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of any purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

      (f) Additional Stockholders. In connection with the issuance of any additional equity securities of the Company, the Company, with the prior written of consent of WPP may permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of a "Stockholder" under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such Person shall for all purposes be a "Stockholder" party to this Agreement. With the prior written consent of holders of a majority of the Investor Registrable Securities, such additional Stockholder may be deemed an "Investor" under this Agreement. If such additional Stockholder is an executive employee of the Company, such Stockholder shall be considered an "Executive" under this Agreement. Any other additional Stockholders shall be considered an "Other Stockholder" under this Agreement.

      (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by, invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      (h) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

      (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      (j) Governing Law. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      (k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) one (1) business day following deposit with a reputable express courier service for next day delivery (charges prepaid), (iii) three (3) business days after it is mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or (iv) one (1) business day after receipt is electronically confirmed, if sent by fax (provided that a hard copy shall be promptly sent by first class mail, postage prepaid). Such notices, demands and other communications shall be sent to the Stockholders at the addresses indicated on the Schedule of Stockholders hereto, to the

Warrant Security Holders at the addresses indicated on the Schedule of Warrant Security Holders hereto and to the Company at the address indicated below, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

        If to the Company

                 VI Acquisition Corp.
                 c/o Wind Point Partners
                 676 N. Michigan Avenue, Suite 3700
                 Chicago, IL 60611
                 Fax: (312) 255-4820
                 Tel.: (312) 255-4800
                 Attn.:  Michael J. Solot

                 With a copy to:

                 Sachnoff & Weaver, Ltd.
                 30 S. Wacker Drive, 29th Floor
                 Chicago, Illinois 60606
                 Fax: (312) 207-1000
                 Tel: (312) 207-6400
                 Attn: Seth M. Hemming, Esq.

      (l) Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

      (m) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Agreement or the transactions or events contemplated hereby or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto. The parties hereto each agree that any and all such claims and causes of action shall be tried by a court trial without a jury. Each of the parties hereto further waive any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived.

                                    * * * * *

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  THE COMPANY:

                                  VI ACQUISITION CORP.

                                  By:   /s/ Debra Koenig
                                     -------------------------------------------
                                  Name: Debra Koenig
                                  Its:  Executive Vice President

                                  THE INVESTORS:

                                  WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P.

                                  By:   Wind Point Investors IV, L.P.
                                  Its:  General Partner

                                           By:  Wind Point Advisors LLC
                                           Its: General Partner

                                  By:    /s/ Jeffrey A. Gonyo
                                     -------------------------------------------
                                  Name: Jeffrey A. Gonyo
                                  Its:  Managing Member

                                  WIND POINT ASSOCIATES IV, LLC

                                  By:   Wind Point Investors IV, L.P.
                                  Its:  Manager

                                        By:  Wind Point Advisors LLC
                                        Its: General Partner

                                  By:    /s/ Jeffrey A. Gonyo
                                     -------------------------------------------
                                  Name: Jeffrey A. Gonyo
                                  Its:  Managing Member

                                  [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                              VI Acquisition Corp.
                          Registration Rights Agreement

                                  WIND POINT PARTNERS IV, L.P.

                                  By:  Wind Point Investors IV, L.P.
                                  Its: General Partner

                                       By:  Wind Point Advisors LLC
                                       Its: General Partner

                                  By:    /s/ Jeffrey A. Gonyo
                                      ------------------------------------------
                                       Name: Jeffrey A. Gonyo
                                       Its:  Managing Member

                                  By:   /s/ James P. TenBroek
                                      ------------------------------------------
                                  Name: James P. TenBroek
                                  Its:  Managing Member

                                  WIND POINT PARTNERS V, L.P.

                                  By:  Wind Point Investors V, L.P.
                                  Its: General Partner

                                       By:  Wind Point Advisors LLC
                                       Its: General Partner

                                  By:    /s/ Jeffrey A. Gonyo
                                      ------------------------------------------
                                  Name: Jeffrey A. Gonyo
                                  Its:  Managing Member

                                  By:   /s/ James P. TenBroek
                                      ------------------------------------------
                                  Name: James P. TenBroek
                                  Its:  Managing Member

                                  [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                              VI Acquisition Corp.
                          Registration Rights Agreement

                                  MID OAKS INVESTMENTS LLC

                                  By:    /s/ Wayne Kocourek
                                      ------------------------------------------
                                  Name: Wayne Kocourek
                                  Its:  Chairman and CEO

                                  [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                              VI Acquisition Corp.
                          Registration Rights Agreement

                                  A.G. EDWARDS PRIVATE EQUITY PARTNERS QP
                                  II, L.P.

                                  By:  A.G. Edwards Capital, Inc.
                                  Its: General Partner

                                  By:    /s/ Christopher B. Redmond
                                      ------------------------------------------
                                  Name: Christopher B. Redmond
                                  Its:  Vice President

                                  A.G. EDWARDS PRIVATE EQUITY PARTNERS II, L.P.

                                  By:  A.G. Edwards Capital, Inc.
                                  Its: General Partner

                                  By:   /s/ Christopher B. Redmond
                                      ------------------------------------------
                                  Name: Christopher B. Redmond
                                  Its:  Vice President

                                  [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                              VI Acquisition Corp.
                          Registration Rights Agreement

                                         /s/ Debra Koenig
                                  ----------------------------------------------
                                  DEBRA KOENIG

                                         /s/ Walter Van Benthuysen
                                  ----------------------------------------------
                                  WALTER VAN BENTHUYSEN

                                  [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                              VI Acquisition Corp.
                          Registration Rights Agreement

                                  EXECUTIVES:

                                         /s/ Joseph Trungale
                                  ----------------------------------------------
                                  Joseph Trungale

                                         /s/ Robert E. Kaltenbach
                                  ----------------------------------------------
                                  Robert E. Kaltenbach

                                         /s/ Timothy R. Kanaly
                                  ----------------------------------------------
                                  Timothy R. Kanaly

                                         /s/ Mark A. Hampton
                                  ----------------------------------------------
                                  Mark A. Hampton

                                         /s/ Daniel W. Gresham
                                  ----------------------------------------------
                                  Daniel W. Gresham

                                         /s/ Donald R. Prismon
                                  ----------------------------------------------
                                  Donald R. Prismon

                              VI Acquisition Corp.
                          Registration Rights Agreement

                                  WARRANT SECURITY HOLDERS:

                                  ALLIED CAPITAL CORPORATION,
                                  a Maryland corporation

                                  By:   /s/ John Fruehwirth
                                     -------------------------------------------
                                  Name: John Fruehwirth
                                  Its:  Principal

                                  GLEACHER MEZZANINE FUND I, L.P.

                                  BY: Gleacher Mezzanine LLC, its General
                                      Partner

                                  By:   /s/ Mary P. Gay
                                     -------------------------------------------
                                  Name: Mary P. Gay
                                  Its:  Managing Director

                                  GLEACHER MEZZANINE FUND P, L.P.

                                  BY: Gleacher Mezzanine LLC, its General
                                      Partner

                                  By:   /s/ Mary P. Gay
                                     -------------------------------------------
                                  Name: Mary P. Gay
                                  Its:  Managing Director

                                  SUNTRUST EQUITY FUNDING, LLC

                                  By:   /s/ Martin Mayden
                                     -------------------------------------------
                                  Name: Martin Mayden
                                  Its:  Manager

                              VI Acquisition Corp.
                          Registration Rights Agreement

                                    EXHIBIT A

                            WARRANT SECURITY HOLDERS

ALLIED CAPITAL CORPORATION
401 N. Michigan Ave., Suite 2050
Chicago, IL  60611
Attn: Ed Ross, Managing Director

GLEACHER MEZZANINE FUND I, L.P.
GLEACHER MEZZANINE FUND P, L.P.
660 Madison Avenue, 17th Floor
New York, NY  10021
Attn: Mary Gay, Managing Director

SUNTRUST EQUITY FUNDING, LLC
303 Peachtree Street, N.E., 25th Floor
Atlanta, GA  30308
Attn: Palmer Henson, Director

                              VI Acquisition Corp.
                          Registration Rights Agreement

                          SCHEDULE OF SECURITY HOLDERS

WIND POINT PARTNERS IV, L.P.
WIND POINT PARTNERS V, L.P.
WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P.
WIND POINT ASSOCIATES IV, LLC
676 N. Michigan Avenue, Suite 3700
Chicago, IL 60611
Fax:  (312) 255-4820
Tel.: (312) 255-4800
Attn.: Michael J. Solot

With a copy to:

Sachnoff & Weaver, Ltd.
30 S. Wacker Drive, 29th Floor
Chicago, Illinois 60606
Fax: (312) 207-1000
Tel: (312) 207-6400
Attn: Seth M. Hemming, Esq.

MID OAKS INVESTMENTS LLC
750 Lake Cook Road, Suite 440
Buffalo Grove, Illinois 60089
Fax: (847) 215-3421
Tel: (847) 215-3420
Attn: Wayne C. Kocourek

With a copy to:

Altheimer & Gray
10 South Wacker Drive
Chicago, Illinois  60606-7462
Fax: (312) 715-4800
Tel: (312) 715-4050
Attn: David W. Schoenberg

                              VI Acquisition Corp.
                          Registration Rights Agreement

A.G. EDWARDS PRIVATE EQUITY PARTNERS QP II, L.P.
A.G. EDWARDS PRIVATE EQUITY PARTNERS II, L.P.
A.G. Edwards Capital, Inc.
One North Jefferson
St. Louis, MO  63103
Fax: (314) 955-8095
Tel: (314) 955-3971
Attn: Patricia A. Dahl

DEBRA KOENIG
7 S. 710 Donwood Drive
Naperville, IL  60540

WALTER VAN BENTHUYSEN
17 Tartan Lakes Ct.
Westmont, IL  60559

                              VI Acquisition Corp.
                          Registration Rights Agreement

ALLIED CAPITAL CORPORATION
401 N. Michigan Ave., Suite 2050
Chicago, IL  60611
Attn: Ed Ross, Managing Director

With a copy to:

Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina 28202
Attn: John Chinuntdet

GLEACHER MEZZANINE FUND I, L.P.
GLEACHER MEZZANINE FUND P, L.P.
660 Madison Avenue, 17th Floor
New York, NY  10021
Attn: Mary Gay, Managing Director

With a copy to:

Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina 28202
Attn: John Chinuntdet

SUNTRUST BANKS, INC.
C/O SUNTRUST EQUITY PARTNERS
303 Peachtree Street, N.E., 25th Floor
Atlanta, GA  30308
Attn: Palmer Henson, Director

With a copy to:

Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina 28202
Attn: John Chinuntdet

                              VI Acquisition Corp.
                          Registration Rights Agreement

IF TO THE FOLLOWING EXECUTIVES, at the address appearing in the Company's records:

      Robert Kaltenbach
      Joseph Trungale
      Timothy Kanaly
      Daniel Gresham
      Mark Hampton
      Donald Prismon

                              VI Acquisition Corp.
                          Registration Rights Agreement